                                                                   EXHIBIT 10.34

                                    FORM OF
                            AMENDMENT NUMBER ONE TO
                            STOCK PLEDGE AGREEMENT


          This AMENDMENT NUMBER ONE TO STOCK PLEDGE AGREEMENT (this "Amendment") is entered into as of June 9, 1998, by and between Foothill Capital Corporation, a California corporation ("Foothill"), and FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD") with reference to the following facts:

     A. Foothill, on the one hand, and El Torito Restaurant's, Inc. ("El Torito"), a Delaware corporation, Chi-Chi's, Inc., a Delaware Corporation (collectively with El Torito, "Borrower"), FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 23, 1997, as amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of August 12, 1997, as amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of April __, 1998, and as amended by that certain Amendment Number Four to Loan and Security Agreement, dated as of the date hereof (the "Fourth Amendment"), (collectively, the "Loan Agreement");

     B. Foothill and FRI-MRD have heretofore entered into that certain Stock Pledge Agreement, dated as of January 10, 1997 (the "Stock Pledge Agreement"), pursuant to which FRI-MRD pledged, granted, transferred, and assigned to Foothill a security interest in the Collateral (as therein defined) to secure the Secured Obligations (as therein defined), as provided therein;

     C. Concurrently herewith, Borrower, FRI-MRD, and Foothill are entering into the Fourth Amendment to permit, inter alia, (a) FRI-MRD's
                                               ----------
          issuance of new Senior Secured Discount Notes in the original principal amount of up to $24,000,000 (yielding gross proceeds of approximately $21,000,000) to be secured by a pledge of the Pledged HGI Collateral, and (b) the merger of FRI-Sub, Inc., a Delaware corporation ("FRI-Sub"), into Koo Koo Roo, Inc., a Delaware corporation ("KKR"), with KKR as the survivor.

     D. Borrower and FRI-MRD have requested Foothill to amend the Stock Pledge Agreement to permit the foregoing transactions; and

     E. Foothill is willing to so modify the Stock Pledge Agreement in accordance with the terms and conditions hereof;
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          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and FRI-MRD hereby agree as follows:

          1.   DEFINITIONS FOR THIS AMENDMENT.
               ------------------------------

          Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Stock Pledge Agreement, as amended hereby. For purposes of this Amendment only, the following initially capitalized terms shall have the following meanings:

          "Effective Date" means the date on which Foothill acknowledges, in
           --------------
writing, that each of the conditions contained in Section 3 have been fulfilled
                                                  ---------
or waived.

          "HGI Closing Date" shall have the meaning ascribed thereto in the
           ----------------
Fourth Amendment.

          "KKR Closing Date" shall have the meaning ascribed thereto in the
           ----------------
Fourth Amendment.

          2.   AMENDMENTS TO THE STOCK PLEDGE AGREEMENT TO FACILITATE THE HGI
               --------------------------------------------------------------
               ACQUISITION.
               -----------

               a.   Section 1(a) of the Stock Pledge Agreement hereby is amended
                    ------------
by modifying the following definition:

               "Future Rights" shall mean: (a) to the extent of Pledgor's
                -------------
     interest therein, all shares of stock (other than Pledged Shares) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of the Issuers; (b) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of any Person, not including HGI, in which Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Pledgor; and (c) the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.


          3.   AMENDMENTS TO THE STOCK PLEDGE AGREEMENT TO FACILITATE THE KKR
               --------------------------------------------------------------
               MERGER.
               ------

               a.   Schedule A of the Stock Pledge Agreement is hereby amended,
                    ----------
restated, and replaced in its entirety by the Schedule A attached hereto.
                                              ----------

          4.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 2 TO THIS
               --------------------------------------------------------------
               AMENDMENT.
               ---------

          The effectiveness of the provisions of Section 2 of this Amendment is
                                                 ---------
subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment; and

                    (2)  the Fourth Amendment;

               b. Foothill shall have received a certificate from the Secretary of FRI-MRD attesting to the resolutions of FRI-MRD's Board of Directors authorizing its execution, delivery, and performance of this Amendment and authorizing specific officers of FRI-MRD to execute the same;

               c.   All conditions to the effectiveness of Section 3 of the
                                                           ---------
Fourth Amendment shall have been fulfilled or waived, and the same shall be in full force and effect.

               d. As of the HGI Closing Date, no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates; and

               e. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.


          5.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 3 TO THIS
               --------------------------------------------------------------
               AMENDMENT.
               ---------

          The effectiveness of the provisions of Section 3 of this Amendment is
                                                 ---------
subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment; and

                    (2)  the Fourth Amendment.

               b.   All conditions to the effectiveness of Section 4 of the
                                                           ---------
Fourth Amendment shall have been fulfilled or waived, and the same shall be in full force and effect.

               c. Foothill shall have received a certificate from the Secretary of FRI-MRD attesting to the resolutions of FRI-MRD's Board of Directors authorizing its execution, delivery, and performance of this Amendment and authorizing specific officers of FRI-MRD to execute the same;

               d. As of the KKR Closing Date, no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates; and

               e. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          6.   REPRESENTATIONS AND WARRANTIES.  FRI-MRD hereby represents and
               ------------------------------
warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Stock Pledge Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Stock Pledge Agreement, as amended by this Amendment, constitute FRI-MRD's legal, valid, and binding obligation, enforceable against FRI-MRD in accordance with its terms.

          7.   EFFECT ON STOCK PLEDGE AGREEMENT.  The Stock Pledge Agreement, as
               --------------------------------
amended by this Amendment, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Stock Pledge Agreement, as in effect prior to the date hereof.

          8.   MISCELLANEOUS.
               -------------

               a. Upon the effectiveness of this Amendment, each reference in the Stock Pledge Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Stock Pledge Agreement shall mean and refer to the Stock Pledge Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Stock Pledge Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Stock Pledge Agreement shall mean and refer to the Stock Pledge Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                          [Signature page to follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                              FRI-MRD CORPORATION,
                              a Delaware corporation



                              By___________________________
                              Title:_______________________


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By___________________________
                              Title:_______________________

                                     -S-1-

                                  SCHEDULE A
                                  ----------

                                      TO

                            STOCK PLEDGE AGREEMENT
                            ----------------------

                         Pledgor: FRI-MRD CORPORATION

                                Pledged Shares
                                --------------

                                                                        Former Name, if        Pledgor's
                                   Number of            Certificate     any, in which         Percentage     Jurisdiction of
             Issuer                 Shares     Class     Numbers      Certificate Issued      Ownership       Incorporation
             ------                 ------     -----     -------      ------------------      ---------       -------------
EL TORITO RESTAURANTS, INC.          100       common       3                                    100%           Delaware
CHI-CHI'S INC.                       1000      common       5                                    100%           Delaware
FRI-ADMIN CORPORATION                100       common       3                                    100%           Delaware
EL TORITO FRANCHISING COMPANY        100       common       1                                    100%           Delaware
KOO KOO ROO, INC.                    _____     common    _______                                 100%           Delaware